                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, on this 18th day of May, 2000, the undersigned directors and officers of Tricon Global Restaurants, Inc. (the "Company") each constitutes and appoints Christian L. Campbell and Matthew M. Preston, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of the Company relating to the Company's issuance and sale from time to time of up to 2,000,000 shares of its Common Stock, no par value per share, pursuant to the Tricon Global Restaurants, Inc. YUM Direct Stock Purchase Program, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

                                                               /s/ ANDRALL E. PEARSON
                                                     -------------------------------------------
                                                                 Andrall E. Pearson
                                                                CHAIRMAN OF THE BOARD

                                                                 /s/ DAVID C. NOVAK
                                                     -------------------------------------------
                                                                   David C. Novak
                                                               CHIEF EXECUTIVE OFFICER
                                                            (PRINCIPAL EXECUTIVE OFFICER)

                                                                   /s/ DAVID DENO
                                                     -------------------------------------------
                                                                     David Deno
                                                               CHIEF FINANCIAL OFFICER
                                                            (PRINCIPAL FINANCIAL OFFICER)

                                                               /s/ ROBERT L. CARLETON
                                                     -------------------------------------------
                                                                 Robert L. Carleton
                                                        SENIOR VICE PRESIDENT AND CONTROLLER
                                                           (PRINCIPAL ACCOUNTING OFFICER)

                                                                /s/ D. RONALD DANIEL
                                                     -------------------------------------------
                                                                  D. Ronald Daniel

                                                                   /s/ JAMES DIMON
                                                     -------------------------------------------
                                                                     James Dimon

                                                                /s/ MASSIMO FERRAGAMO
                                                     -------------------------------------------
                                                                  Massimo Ferragamo

                                                               /s/ ROBERT HOLLAND, JR.
                                                     -------------------------------------------
                                                                 Robert Holland, Jr.

                                                                   /s/ SIDNEY KOHL
                                                     -------------------------------------------
                                                                     Sidney Kohl

                                                               /s/ KENNETH G. LANGONE
                                                     -------------------------------------------
                                                                 Kenneth G. Langone

                                                                 /s/ JACKIE TRUJILLO
                                                     -------------------------------------------
                                                                   Jackie Trujillo

                                                                /s/ ROBERT J. ULRICH
                                                     -------------------------------------------
                                                                  Robert J. Ulrich

                                                               /s/ JEANETTE S. WAGNER
                                                     -------------------------------------------
                                                                 Jeanette S. Wagner

                                                                /s/ JOHN L. WEINBERG
                                                     -------------------------------------------
                                                                  John L. Weinberg

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, on this 15th day of September, 2000, the undersigned directors and officers of Tricon Global Restaurants, Inc. (the "Company") each constitutes and appoints Christian L. Campbell and Matthew M. Preston, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of the Company relating to the Company's issuance and sale from time to time of up to 2,000,000 shares of its Common Stock, no par value per share, pursuant to the Tricon Global Restaurants, Inc. YUM Direct Stock Purchase Program, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

                                                /s/ BRENT A. WOODFORD
                                                -------------------------------------------
                                                Brent A. Woodford
                                                VICE PRESIDENT AND CONTROLLER
                                                (PRINCIPAL ACCOUNTING OFFICER)